                                                                   Exhibit 10.10

                          STOCK SUBSCRIPTION AGREEMENT


         THIS AGREEMENT, made as of the date of acceptance on the signature page attached hereto, by and between J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company"), and the undersigned on the signature page attached hereto (the "Subscriber").

         The Subscriber is a management employee of the Company and/or a subsidiary of the Company. The Company and Subscriber desire to enter into an agreement pursuant to which Subscriber subscribes for an aggregate ______ shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common"), and does hereby agree to pay as consideration therefor, at such time or times as determined by the Company's board of directors (the "Board"), the amount of $______. All of such shares of Class A Common and all shares of Class A hereafter acquired by Subscriber are referred to herein as "Subscriber Stock." The term "affiliates" as used herein with respect to any person or entity shall include any person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

         The Company, the Subscriber and other stockholders are parties to a Management Stockholders Agreement of even date herewith (the "Stockholders Agreement").

         The Company desires to sell, and the Subscriber desires to purchase, certain shares of the Class A Common.

         The Parties hereby agree as follows:

         1. PURCHASE AND SALE OF CLASS A COMMON. Upon execution of this Agreement, Subscriber shall purchase, and the Company shall sell, ______ shares of Class A Common at a price of $4,212.00 per share. The Company shall deliver to Subscriber such shares of Class A Common, and Subscriber shall deliver to the Company a check or wire transfer of funds in the aggregate amount of $______ and a promissory note in the form of Annex B attached hereto in an aggregate principal amount of $______ (the "Subscriber Note"). Subscriber's obligations under the Subscriber Note shall be secured by a pledge of all of the shares of Subscriber Stock to the Company, and in connection therewith, Subscriber shall enter into a pledge agreement in the form of Annex C attached hereto.

         2. CLOSING. The closing (the "Closing") of the purchase and sale will take place at such place and time as reasonably determined by the Company and shall consummate the purchase and sale of the Class A Common as contemplated in this Agreement.

         3.   RESTRICTIONS ON TRANSFERS.

         (a)  RESTRICTIONS.  Restricted Securities are transferable pursuant to
(i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available, and (iii) subject to the conditions specified in paragraph 3(b), any other legally available means of transfer.

         (b) PROCEDURE FOR TRANSFER. In connection with the transfer of any Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of paragraph 3(a) above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer together with an opinion of counsel (reasonably satisfactory to the Company) which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in paragraph 4(a) below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 4(a).

         4.   SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES.

         (a) SUBSCRIBER'S INVESTMENT REPRESENTATIONS. The Subscriber hereby represents that he or she is acquiring the Restricted Securities purchased hereunder for his or her own account with the present intention of holding such securities for investment purposes and that he or she has no intention of selling such securities in a public distribution in violation of federal or state securities laws; provided that nothing contained herein will prevent the Subscriber and the subsequent holders of such securities from transferring such securities in compliance with the provisions of paragraph 3 hereof. Each certificate for Restricted Securities will be conspicuously imprinted with a legend substantially in the following form (the "Securities Act Legend"):

         "The securities represented by this certificate were originally issued on July 16,1999 and have not been registered under the Securities Act of 1933, as amended (the "Act"). The transfer of such securities is subject to the conditions specified in the Stock Subscription Agreement dated as of July 16, 1999, between the issuer (the "Company") and the original purchaser hereof, and the Company reserves the right to refuse to transfer such securities until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions will be furnished by the Company to the holder hereof without charge."

Whenever any shares of Class A Common cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate representing such shares of Class A Common, a new certificate representing such shares of Class A Common of like tenor but not bearing a legend of the character set forth above.

         (b) OTHER REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby warrants to and covenants and agrees with the Company that:

              (i) the Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Class A Common and has had full access to such other information concerning the Company and its subsidiaries and operations as the Subscriber may have requested;

              (ii) the Subscriber has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement;

              (iii) the Subscriber is able to bear the economic risk of its investment in the Class A Common purchased hereunder for an indefinite period of time, including the risk of a complete loss of the Subscriber's investment in such securities, because the Class A Common has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act and qualified or registered under state securities laws or an exemption from such registrations and qualifications is available; and

              (iv) the Subscriber has duly executed and delivered this Agreement, and this Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber that the Company has duly executed and delivered this Agreement, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally.

         6. SECTION 83(b) ELECTION. The Subscriber agrees that within 30 days after he or she purchases Class A Common from the Company, the Subscriber will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex C attached hereto.

         7. UNDERSTANDING AMONG THE PARTIES. The determination of the Subscriber to purchase the Class A Common pursuant to this Agreement has been made by the Subscriber independent of the Company and independent of any statements or opinion as to the advisability of such purchase or as to the properties, business, prospects or conditions (financial or otherwise) of the Company which may have been made or given by the Company, or by any agent or employee of the Company. In addition, it is acknowledged by the Subscriber that the Company has not acted as an agent of the Subscriber in connection with making its investment hereunder and that the Company will not be acting as an agent of the Subscriber in connection with monitoring the Subscriber's investment hereunder.

         8. TRANSFERS AND REPURCHASE. The Subscriber acknowledges that the Class A Common purchased hereunder is subject to repurchase and restrictions on transfer contained in the Stockholders Agreement. Sales or other transfers of Class A Common shall be permitted only to the extent allowed pursuant to the terms of the Stockholders Agreement and this Agreement.

         9.   DEFINITIONS.

         "RESTRICTED SECURITIES" means the Class A Common issued hereunder and any securities issued with respect to such Class A Common by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 (excluding Rule 144 (k)) of the Securities and Exchange Commission (or any similar rule then in force) or
(c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in paragraph 4(a) have been delivered by the Company in accordance with paragraph 3(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in paragraph 4(a).

         "RULE 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

         10.  MISCELLANEOUS.

         (a) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signature of more than one party, but all of which taken together will constitute one and the same original agreement.

         (b) ENTIRE AGREEMENT. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         (d) SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         (e) SUCCESSORS AND ASSIGNS. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (f) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience or reference only and are not a part of this Agreement.

         (g) REMEDIES. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         (h) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company and the Subscriber.

         (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to the Subscriber at the address indicated on the signature page and to the Company at the address indicated below:

              NOTICES TO THE COMPANY:

              J.L. French Automotive Castings, Inc.
              1301 South Taylor Drive
              Sheboygan, WI  53802
              Attention: President

              WITH A COPY TO:

              Kirkland & Ellis
              200 E. Randolph Drive
              Chicago, Illinois 60601
              Attention: John A. Schoenfeld

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         11. BINDING AGREEMENT. This subscription is not binding unless accepted in writing in its sole discretion by the Company, within 45 business days after the Company's receipt of this Subscription Agreement and the Stockholders Agreement, properly executed. Written notice of such written acceptance will be given to the Subscriber by delivery of this Agreement signed by the Company. For purposes of this paragraph 11, "delivery" means (i) presented to the Subscriber in person, or (ii) deposited with Federal Express or other overnight carrier.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement on July 16,1999.



                                       -----------------------------------------
                                                        Signature



                                       -----------------------------------------
                                                 (Name - please print)


                  Number of subscribed
                  shares of Class A Common:
                                           ---------

                  Mailing address:
                                       ---------------------------

                                       ---------------------------

                                       ---------------------------

         J.L. French Automotive Castings, Inc. hereby accepts the foregoing subscription.

Dated: July 16, 1999                   J.L. FRENCH AUTOMOTIVE CASTINGS,
                                       INC.


                                       By:
                                           -------------------------------------

                                       Its:
                                           -------------------------------------

                                                                         ANNEX A

                                                                   July 16, 1999


                       ELECTION TO INCLUDE STOCK IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE


         The undersigned purchased shares of Class A Common Stock, par value $.01 per share (the "Shares"), of J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company") on July 16, 1999. Under certain circumstances, the Company has the right to repurchase the Shares at book value from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are non transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code Section 83(b) at the time he purchased the Shares.

         Therefore, pursuant to Code Section 83(b) and Treasury Regulation
Section 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on July 16, 1999 over purchase price thereof.

         The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

         1.   The name, address and social security number of the undersigned:

                              ---------------------

                              ---------------------

                              ---------------------
                              S.S. No.:
                                        -----------

         2. A description of the property with respect to which the election is being made: ________ shares of J.L. French Automotive Castings, Inc. Class A Common Stock, par value $.01 per share.

         3. The date on which the property was transferred: July 16, 1999. The taxable year for which such election is made: calendar 1999.

         4. The restrictions to which the property is subject: Under certain specified circumstances, the Company may elect to repurchase all or a portion of the Shares at the book value of such Shares.




                                     -1(a)-

         5. The fair market value on the date set forth below of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $4,212.00 per share of Class A Common Stock.

         6. The amount paid for such property: $4,212.00 per share of Class A Common Stock.

         A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).



Dated: July 16, 1999
                                       ------------------------------
                                                           SUBSCRIBER



                                     -2(a)-

                                                                         ANNEX B

                                 PROMISSORY NOTE

$_______                                                           July 16, 1999


         For value received, ___________ ("Subscriber") promises to pay on the fifth anniversary hereof to J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company"), at its offices in Sheboygan, Wisconsin, or such other place as designated in writing by the holder hereof, the aggregate principal sum of $_______. This Note was issued pursuant to and is subject to the terms of the Stock Subscription Agreement, dated as of July 16, 1999, between the Company and Subscriber.

         Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 9% per annum or (ii) the highest rate permitted by applicable law, and shall be payable quarterly, on the first day of each January, April, July and October, commencing October, 1999.

         The amounts due under this Note are secured by a pledge of _______ shares of the Company's Class A Common Stock, and the payment of the principal amount and accrued interest under this Note is subject to certain offset rights under the Stock Subscription Agreement.

         In the event Subscriber fails to pay any amounts due hereunder when due, Subscriber shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

         Subscriber, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Subscriber hereunder.

         This Note shall be governed by the internal laws, not the laws of conflicts, of the State of Delaware.


                                       ------------------------------------
                                                     Subscriber



                                     -1(b)-

                                                                         ANNEX C


                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

                             STOCK PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT is made as of July 16, 1999, between ________ ("Pledgor"), and J.L. French Automotive Castings, Inc., a Delaware corporation (the "Company").

         The Company and Pledgor are parties to a Stock Subscription Agreement, dated July 16, 1999, pursuant to which Pledgor purchased _______ shares of the Company's Class A Common Stock, $.01 par value (the "Pledged Shares"), for an aggregate purchase price of $________. The Company has allowed Pledgor to purchase a portion of the Pledged Shares by delivery to the Company of a promissory note (the "Note") in the aggregate principal amount of $________. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

         NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

         1. PLEDGE. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

         2. DELIVERY OF PLEDGED SHARES. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

         3. VOTING RIGHTS; CASH DIVIDENDS. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares and shall be entitled to receive all cash dividends paid in respect of the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares and the Company shall retain all such cash dividends payable on the Pledged Shares as additional security hereunder.

         4. STOCK DIVIDENDS; DISTRIBUTIONS, ETC. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition



                                    - 1(c) -
to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

         5. DEFAULT. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Wisconsin or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

         6. COSTS AND ATTORNEYS' FEES. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

         7. PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SHARES. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

         8. NO OTHER LIENS; NO SALES OR TRANSFERS. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind



                                    - 2(c) -
against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein.

         9. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

         10. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. NO WAIVER; CUMULATIVE REMEDIES. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         12. WAIVERS, AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Delaware.


                                    - 3(c) -

         IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                       J.L. FRENCH AUTOMOTIVE CASTINGS,
                                       INC.


                                       By:
                                          ---------------------------------
                                       Its:
                                            ---------------------------------

                                       ------------------------------------
                                       Pledgor



                                    - 4(c) -

                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                               MANAGEMENT OFFERING
                                  JULY 16, 1999




NAME                                  CLASS A SHARES                        CASH               NOTE
----                                  --------------                        ----               ----
Paul Anthony Buckley                        200                          842,400.00
Thomas C. Dinolfo                        142.4501                        600,000.00
Juan Manuel Orbea                           60                           160,600.00          92,120.00
Donald W. Porritt                         17.8063                         50,000.00          25,000.00
Lowell E. Shoaf                          151.7094                        575,500.00          63,500.00
Stephen E. Southern                       94.9668                        400,000.00
Charlie Waldon                           118.7085                        500,000.00
